UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 25, 2023, FAT Brands Inc. (the “Company”) completed the sale of an aggregate principal amount of $40,000,000 of Series 2022-1 6.00% Fixed Rate Senior Secured Notes, Class A-2 (the “Class A-2 Notes”) issued by its special purpose, wholly-owned subsidiary, FAT Brands GFG Royalty I, LLC (the “Issuer”). The Class A-2 Notes were offered and sold to qualified institutional buyers pursuant to an exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended.

The Class A-2 Notes were issued pursuant to a Base Indenture, dated as of July 22, 2021 (the “Base Indenture”), as amended by the Series 2022-1 Supplement, dated as of December 15, 2022 (the “Series 2022-1 Supplement”), each of which is by and among the Issuer and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary. The Series 2022-1 Supplement authorized the issuance of three tranches of new instruments (collectively, the “Notes”): (i) Series 2022-1 6.00% Fixed Rate Senior Secured Notes, Class A-2, in an initial principal amount of $67,756,000 (CUSIP: 31189WAD9); (ii) Series 2022-1 7.00% Fixed Rate Senior Subordinated Secured Notes, Class B-2, in an initial principal amount of $20,261,000 (CUSIP: 31189WAE7); and (iii) Series 2022-1 9.50% Fixed Rate Subordinated Secured Notes, Class M-2, in an initial principal amount of $25,450,000 (CUSIP: 31189WAF4). Of these amounts, an aggregate principal amount of $65,000,000 of Class A-2 Notes have been issued and sold to third party investors to date and are outstanding, and additional tranches of Notes may be issued and sold in the future.

Terms of the Notes

Scheduled payments of principal and interest on the Notes are required to be made on a quarterly basis, in each case from amounts that are available for payment thereon under the Base Indenture. The legal final maturity of the Notes is July 22, 2051, but it is anticipated that, unless earlier prepaid to the extent permitted under the Indenture, the Notes will be repaid on July 25, 2023 (the “Anticipated Call Date”). If the Issuer has not repaid or refinanced the Notes by the Anticipated Call Date, additional interest equal to 1.0% per annum will accrue on each tranche of Notes. If the Issuer has not repaid or refinanced the Class A-2 Notes by July 25, 2026, the additional interest accruing on the Class A-2 Notes will increase to a rate of 2.5% per annum.

Pursuant to the Base Indenture, the Notes are generally secured by a security interest in substantially all of the assets of the Issuer and its subsidiaries (the “Guarantors” and, together with the Issuer, the “Securitization Entities”). Also, under the Guarantee and Collateral Agreement, dated July 22, 2021, by and among the Guarantors in favor of the Trustee, the Guarantors have guaranteed the obligations of the Issuer under the Indenture and related documents and secured the guarantee by granting a security interest in substantially all of their assets.

The Notes are subject to covenants and restrictions customary for transactions of this type set forth in the Base Indenture, including: (i) that the Issuer maintain specified reserve accounts to be used to make required payments in respect of the Notes; (ii) provisions relating to optional and mandatory prepayments, and the related payment of specified amounts; (iii) certain indemnification payments in the event, among other things, the transfers of the assets pledged as collateral for the Notes are in stated ways defective or ineffective; and (iv) covenants relating to recordkeeping, access to information and similar matters. The Notes are subject to customary rapid amortization events provided for in the Indenture, including events tied to failure of the Securitization Entities and Manager to maintain the stated debt service coverage ratio and leverage ratios, the sum of systemwide sales for all restaurants being below certain levels on certain measurement dates, certain Manager termination events, certain events of default and the failure to repay or refinance the Notes on the anticipated repayment dates. The Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the Notes, failure of the Securitization Entities to maintain the stated debt service coverage ratio, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties and certain judgments.

The Notes are the obligations of the Issuer only, and neither the Company nor any other subsidiary of the Company, other than the Guarantors, are generally liable for the obligations of the Issuer under the Notes.

The above descriptions of the Base Indenture, Series 2022-1 Supplement and Guarantee and Collateral Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements filed herewith or incorporated by reference herein as Exhibits 4.1, 4.2 and 10.1, respectively, each of which is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1 *	Base Indenture, dated July 22, 2021, by and between FAT Brands GFG Royalty I, LLC and UMB Bank, N.A., as trustee and securities intermediary (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 26, 2021).

4.2 *	Series 2022-1 Supplement to the Base Indenture, dated December 15, 2022, by and between FAT Brands GFG Royalty I, LLC and UMB Bank, N.A., as trustee and securities intermediary.

10.1	Guarantee and Collateral Agreement, dated July 22, 2021, by and among the Guarantors named therein in favor of UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 26, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* This filing excludes certain schedules and/or exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2023

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer